December 15, 2008

DREYFUS TREASURY & AGENCY CASH MANAGEMENT DREYFUS TREASURY PRIME CASH MANAGEMENT

Supplement to Combined Prospectus dated June 1, 2008

     As a result of current market conditions and the prevailing interest rate environment, each fund will close to new investment accounts as of the close of business on December 15, 2008. Investors with open accounts as of December 15, 2008, may make additional investments in such accounts, subject to the respective fund’s ability to accommodate such purchase orders in the best interests of the fund and its shareholders. Current investors wishing to make additional investments in open accounts are urged to consult directly with Dreyfus Investments prior to submitting a purchase order.

     From time to time, as the prevailing market and interest rate environment warrants, and at the discretion of the fund’s portfolio managers, some portion of the fund’s total net assets may be un- invested. Such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S

     Treasury securities is extremely low, or where no interest rate is paid at all. In such case, fund assets will be held in cash in the fund’s custody account. Cash assets are not income- generating and would impact the fund’s current yield.

CMGT-S1208